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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 2001 relating to the financial statements of Watson Pharmaceuticals, Inc., which appears in Watson Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/  PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
May 23, 2001